Acquisitions - Purchase consideration (Details) - Alcatel Lucent € / shares in Units, € in Millions	Jan. 04, 2016 EUR (€) € / shares
Business combinations
Share price | € / shares	€ 6.58
Exchange offer ratio	0.55
Fair value of the purchase consideration
Alcatel Lucent shares or ADS's	€ 10,046
OCEANE convertible bonds	1,570
Consideration attributable to the vested portion of replacement share-based payment awards	6
Total consideration transferred, acquisition-date fair value	€ 11,622